UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2012

LUCID, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	001-35379	16-1406957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

95 Methodist Hill Drive, Suite 500, Rochester, NY	14623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code:  (585) 239-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of a restructuring of the Board of Directors of Lucid, Inc. (the “Company”), the following individuals resigned from the Board of Directors:

Name	Effective Date	Committee

Nancy E. Catarisano	February 27, 2012	Audit Committee

Matthew S. Cox	February 28, 2012	Governance and Nominating Committee

Ramey W. Tomson	February 28, 2012	Executive Compensation Committee and Governance and Nominating Committee

David A. Lovenheim	February 28, 2012	N/A

Jay M. Eastman	February 29, 2012	N/A

None of these former directors have disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

At a meeting of the Board of Directors held on March 1, 2012, the following directors were elected to serve on the following committees of the Board of Directors:

Committee	Members

Audit Committee	Rocco Maggiotto (Chair), Brian Carty, Ruben King-Shaw, Jr.

Executive Compensation Committee	Brian Carty (Chair), Rocco Maggiotto, Ruben King-Shaw, Jr.

Governance and Nominating Committee	Ruben King-Shaw, Jr. (Chair), Brian Carty, Rocco Maggiotto

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCID, INC.

Date: March 2, 2012	By:	/s/ Martin J. Joyce
Martin J. Joyce
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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